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                                                                                                                 Exhibit 99.06

                                                         Southern Company
                                                        Financial Overview
                                                       (In Millions of Dollars)

                                                        3 Months Ended September            9 Months Ended September
                                               -----------------------------------        ---------------------------------------
                                                2003         2002         % Change         2003           2002          % Change
                                                ----         ----         --------         ----           ----          --------

 Consolidated -
 Operating Revenues                           $3,337       $3,248              2.7%       $8,749         $8,092              8.1%
 Earnings Before Income Taxes                    898          867              3.5%        1,935          1,689             14.5%
 Net Income As Reported                          619          595              3.9%        1,349          1,151             17.2%
 Net Income Excluding Dynegy (Note)              618          595              3.9%        1,265          1,151              9.9%

 Alabama Power -
 Operating Revenues                           $1,234       $1,119             10.2%       $3,093         $2,846              8.7%
 Earnings Before Income Taxes                    357          330              8.0%          679            647              4.8%
 Net Income Available to Common                  217          201              7.9%          415            389              6.7%

 Georgia Power -
 Operating Revenues                           $1,486       $1,517             -2.0%       $3,803         $3,728              2.0%
 Earnings Before Income Taxes                    412          430             -4.2%          876            904             -3.1%
 Net Income Available to Common                  265          271             -2.4%          557            569             -2.2%

 Gulf Power -
 Operating Revenues                             $253         $246              3.0%         $666           $617              8.0%
 Earnings Before Income Taxes                     53           55             -3.4%          106             93             13.3%
 Net Income Available to Common                   33           34             -3.5%           66             59             10.8%

 Mississippi Power -
 Operating Revenues                             $228         $244             -6.3%         $686           $632              8.6%
 Earnings Before Income Taxes                     57           54              3.1%          179            112             59.0%
 Net Income Available to Common                   35           33              3.0%          109             68             59.7%

 Savannah Electric -
 Operating Revenues                             $100          $97              3.4%         $248           $233              6.6%
 Earnings Before Income Taxes                     23           21             13.1%           39             35             11.9%
 Net Income Available to Common                   14           13              9.4%           24             22             10.0%

 Southern Power -
 Operating Revenues                             $208         $136                 -         $554           $213                 -
 Earnings Before Income Taxes                     53           38                 -          220             60                 -
 Net Income Available to Common                   41           28                 -          143             41                 -

 Note: Excludes a one-time gain of $88 million in May 2003 from the previously announced termination of all long-term wholesale power contracts between Southern Company and Dynegy, Inc. After adjusting for revenues that otherwise would have been recognized for the remainder of the year, the adjusted gain for
       2003 is $83 million.

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